                                          SECURITIES AND EXCHANGE COMMISSION

                                                WASHINGTON, D.C. 20549

                                                       Form 8-K

                                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): June 30, 2004

                                                        ------

                                               SBC COMMUNICATIONS INC.
                                (Exact name of registrant as specified in its charter)

                                                        1-8610
                                               (Commission File Number)

                         DELAWARE                                                   43-1301883
      (State or other jurisdiction of incorporation)                   (I.R.S. Employer Identification No.)

                                      175 E. Houston, San Antonio, Texas, 78205
                                (Address of principal executive offices and zip code)

                                                    (210) 821-4105
                                 (Registrant's telephone number, including area code)

Item 5.   Other Events

Carlos Slim Helu resigned from the Board of Directors of SBC Communications Inc. effective June 30, 2004.

                                                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              SBC COMMUNICATIONS INC.

Date: July 1, 2004                                                  By: /s/ Jonathan P. Klug
                                                                       Jonathan P. Klug
                                                                        Vice President and Treasurer